UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 12, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

          Nevada                0-17371           90-0196936
     (State or other          (Commission      (I.R.S. Employer
       jurisdiction          File Number)       Identification
   of incorporation or                             Number)
      organization)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 7.01 Regulation FD Disclosure.

      Quest Resource Corporation (the "Company") announced that on June 12, 2006, the Securities and Exchange Commission declared effective its resale registration statement on Form S-3 (the "Form S-3 Registration Statement").

      The Company previously filed a registration statement on Form S-1 (the "Form S-1 Registration Statement") for the resale by the selling stockholders named therein of the Company's common stock sold by the Company in a private placement in November 2005. The Form S-3 Registration Statement transfers the registration of the resale of the remainder of such privately placed shares from the S-1 Registration Statement and covers 13,588,591 shares of the Company's common stock.

      The shares of Quest Resource Corporation common stock covered by the Form S-3 Registration Statement will be eligible for trading on The Nasdaq National Market as of the opening of trading on Tuesday, June 13, 2006. The Company's shares trade under the symbol QRCP.

      Item 9.01 Financial Statements and Exhibits.

      (d)  Exhibits.

      99.1 Press Release of Quest Resource Corporation dated June 12, 2006.



                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          QUEST RESOURCE CORPORATION



                                          By:   /s/ Jerry D. Cash
                                                -------------------------
                                                Jerry D. Cash
                                                Chief Executive Officer

      Date: June 12, 2006


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